Exhibit 10.35

                             SUBSCRIPTION AGREEMENT


     THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, OR AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, OR (B) IN CANADA OR TO RESIDENTS OF CANADA EXCEPT PURSUANT TO PROSPECTUS EXEMPTIONS UNDER THE APPLICABLE PROVINCIAL SECURITIES LAWS AND REGULATIONS OR PURSUANT TO AN EXEMPTION ORDER MADE BY THE APPROPRIATE PROVINCIAL SECURITIES REGULATOR.



     THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT") by and between _______________(the "SUBSCRIBER"), and Aurora Gold Corporation, a Delaware
             --
Company  (the  "COMPANY").

                                    RECITALS

     WHEREAS, the Company is offering, on a no minimum basis, up to an aggregate of 1,000,000 SHARES (the "OFFERED SHARES") of its common stock $0.001 par value per share at a price of US $0.50 per share or US $500,000.00 in the aggregate (the "OFFERING").

     WHEREAS, the Company will offer and sell Offered Shares only to persons who are offshore investors and who are not "US PERSONS" as that term is defined in Regulation S under the 1933 Act (the "1933 ACT"), as more fully set forth on EXHIBIT A hereto; and, who otherwise satisfy any applicable criteria established by the laws of the jurisdiction in which they reside as more fully set forth in
Section  1.4  hereof.

     WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue and sell to the Subscriber and the Subscriber desires to subscribe for the aggregate number of Offered Shares as set forth in Section 1.1 hereof.

     NOW THEREFORE, in consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENTS

1.     SUBSCRIPTION  AND  PURCHASE  OF  SHARES;  CLOSING.
       --------------------------------------------------

     1.1     SUBSCRIPTION  AND  PURCHASE  OF  SHARES.
             ---------------------------------------

     Subject to the terms and conditions herein set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company _________ Offered Shares (the "SUBSCRIBED FOR SHARES"), at a price of US $0.50 per share or an aggregate consideration of $________ (the "PURCHASE PRICE"). All references herein to "dollars" or "$" shall be to U.S. dollars unless otherwise specified.

     1.2     PAYMENT  OF  PURCHASE  PRICE.
             ----------------------------

     Simultaneously with the execution and delivery of this Agreement by the Subscriber, the Subscriber shall deliver the Purchase Price by check payable to the Company or by wire transfer of funds pursuant to wiring instructions provided by the Company.

     1.3     CLOSING.
             -------

     The closing of the purchase and sale of the Subscribed for Shares (the "CLOSING") shall take place at the offices of the Company immediately following
----------
the execution of this Agreement by the Company, or at such other time and place or on such other business day thereafter as the parties hereto may agree (the "CLOSING DATE"). On the Closing Date, the Company will direct its stock transfer
--------------
agent to deliver a certificate(s) representing the Subscribed for Shares to the Subscriber against confirmation of collection of the Purchase Price.

     1.4     LIMITATIONS  OF  OFFERING.
             -------------------------

     The Subscriber acknowledges that the Company is offering and selling the Offered Shares only to persons who are offshore investors and who:

  - are not "US PERSONS" as that term is defined in Regulation S under the 1933 Act, as more fully set forth on EXHIBIT A hereto;
  -  are  not  residents  of  Canada;  and
  - satisfy any applicable criteria established by the laws of the jurisdiction in which they reside.

     1.5.     NO  MINIMUM  NUMBER  OF  SUBSCRIBED  FOR SHARES NEED BE SOLD.
              ------------------------------------------------------------

     The Subscriber acknowledges that the Company is offering and selling the Offered Shares on a no minimum basis; and, since there is no minimum number of Offered Shares to be sold, no proceeds will be held in an escrow account and all funds will be immediately available to, and for use by, the Company.

2.     SUBSCRIBER'S  CONDITIONS  OF  CLOSING.
       -------------------------------------

     The Subscriber's obligation to purchase and pay for the Subscribed for Shares is subject to the receipt of to the satisfaction or waiver, of the condition that the representations, warranties and covenants of the Company set forth in Section 4 hereof shall be true in all material respects on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated; and, if the Closing Date is other than the date this agreement is executed and delivered by the Company, the Company shall deliver to Subscriber a certificate of a duly authorized officer of the Company, dated the Closing Date, to such effect.

3.     COMPANY'S  CONDITIONS  OF  CLOSING.
       ----------------------------------

     The Company's obligation to sell the Subscribed for Shares is subject to the satisfaction of waiver, on or before the Closing Date, of the conditions contained in this Section 3.

     3.1     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.
             --------------------------------------------

     The representations, warranties and covenants of the Subscriber set forth in Section 5 hereof shall be true in all material respects on and as of the Closing Date.

     3.2     PAYMENT  OF  PURCHASE  PRICE.
             ----------------------------

     The Subscriber shall have purchased and paid for the Subscribed for Shares.

     3.3     NO  ADVERSE  ACTION  OR  DECISION.
             ---------------------------------

     There shall be no action, suit, investigation or proceeding pending, or to the Company's knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

     3.4     COMPLIANCE  WITH  SECURITIES  LAWS.
             ----------------------------------

     The offer and sale of the Subscribed for Shares under this Agreement shall have complied with, and shall not be prohibited by, all applicable requirements of the 1933 Act or applicable Canadian Securities Laws (as hereinafter defined).

4.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
       --------------------------------------------------

     The  Company  represents,  warrants  and  covenants to the Subscriber that:

     4.1     CORPORATE  EXISTENCE.
             --------------------

     The Company is a Company duly organized, legally existing, and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

     4.2     AUTHORIZATION;  ENFORCEMENT.
             ---------------------------

     The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. When executed and delivered in accordance with the terms hereof, this Agreement shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Anything herein to the contrary notwithstanding, this Agreement shall not become a binding obligation of the Company until it has been accepted by the Company as evidenced by its execution by a duly authorized officer.

     4.3     AGREEMENT  NOT  IN  CONFLICT.
             ----------------------------

     The execution and delivery of this Agreement by the Company and the completion of the transactions contemplated hereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both): (A) any statute, rule or regulation applicable to the Company; (B) the charter documents, by-laws or resolutions of the Company which are in effect at the date hereof; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (D) any judgment, decree or order binding the Company or, to the best of its knowledge, information and belief, the property or assets of the Company.

     4.4     AUTHORIZED  AND  OUTSTANDING  CAPITAL  STOCK.
             ---------------------------------------------

          The Company's authorized capital stock of consists of 50,000,000 shares of common stock, $0.001 par value per share; and, as at the Reference Date (as hereinafter defined) there were 44,343,522 of common stock issued and outstanding and no shares of preferred stock issued and outstanding. If all of the Offered Shares are sold there will be an aggregate of 45,343,522 shares issued and outstanding.

     4.5     REPORTING  ISSUER.
             ------------------

     The Company is a reporting issuer under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and files current, quarterly and annual reports with the SEC on forms 8-K, 10-QSB and 10-KSB under such Exchange Act.

5.     REPRESENTATIONS,  WARRANTIES  AND  ACKNOWLEDGEMENTS  OF  SUBSCRIBER.
       -------------------------------------------------------------------

     The  Subscriber  represents,  warrants  and  covenants to the Company that:

     5.1     ORGANIZATION;  AUTHORITY.
             ------------------------

     The Subscriber has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and to carry out its obligations hereunder. The Subscriber, if:

     (a) a company, trust, partnership, qualified plan or other entity, it is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its organization and is authorized and qualified to become a holder of the Subscribed for Shares, the person signing this Agreement on behalf of such entity has been duly authorized to execute and deliver this agreement, and the acquisition of the Subscribed for Shares by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby have been duly authorized by all necessary action to be taken on the part of the Subscriber; or

     (b) If the Subscriber is not an individual, the Subscriber has the requisite power, authority and legal capacity to execute and deliver this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder, and all necessary approvals of its directors, partners, shareholders, trustees or otherwise (as the case may be) with respect to such matters have been given or obtained.

     (c) in any case, this Agreement has been duly executed and delivered by the Subscriber and constitutes a valid and legally binding obligation of the Subscriber, enforceable against the Subscriber, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or any of the Subscriber's charter documents, or of any agreement to which the Subscriber is a party or by which it is bound.

     5.2     ACQUISITION  OF  SUBSCRIBED  FOR  SHARES  FOR  INVESTMENT.
             ---------------------------------------------------------

     The Subscriber is acquiring the Subscribed for Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Subscribed for Shares or any part thereof or interest therein, without prejudice, however, to the Subscriber's right, subject to the provisions of this Agreement and in accordance with all applicable laws, at all times to sell or otherwise dispose of all or any part of such Subscribed for Shares as otherwise permitted hereunder. Except as otherwise disclosed in writing to the Company, the Subscriber is not acting jointly or in concert with any other person or company for the purposes of acquiring any of the Offered Shares.

     5.3     EXPERIENCE  OF  SUBSCRIBER.
             --------------------------

     The Subscriber either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating and assessing the merits and risks of the prospective investment in the Subscribed for Shares, and has so evaluated the merits and risks of such investment and has determined that the Subscribed for Shares are suitable to investment for him.

     5.4     ABILITY  OF  SUBSCRIBER TO BEAR RISK OF INVESTMENT.  The Subscriber
             --------------------------------------------------
acknowledges that the purchase of the Subscribed for Shares is a highly speculative investment, involving a high degree of risk and the Subscriber is able to bear the economic risk of an investment in the Subscribed for Shares; and, at the present time, is able to afford a complete loss of such investment.

     5.5     NO CONFLICT OR VIOLATION.  The execution, delivery, and performance
             ------------------------
of this Agreement by Subscriber and the consummation by Subscriber of the transactions contemplated hereby will not conflict with or result in a default under the terms of any material contract, agreement, obligation or commitment applicable to Subscriber. The execution, delivery and performance by the Subscriber of this Subscription Agreement and the completion of the transaction contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber's charter documents (if the Subscriber is not a natural person) or any agreement to which the Subscriber is a party or by which it is bound.

     5.6     REGULATION  S  REPRESENTATIONS,  ACKNOWLEDGEMENTS  AND  WARRANTIES.
             -------------------------------------------------------------------

     (a) The Subscriber acknowledges that the Subscribed for Shares are being offered and sold in reliance on the exemptions from the registration requirements of the 1933 Act provided by the provisions of Regulation S as promulgated under the 1933 Act, and that the Subscribed for Shares may not be resold in the United State or to a US Person as defined in Regulation S, except pursuant to an effective registration statement or an exemption from the registration provisions of the 1933 Act as evidenced by an opinion of counsel acceptable to the Company, and that in the absence of an effective registration statement covering the Subscribed for Shares or an available exemption from registration under the 1933 Act, the Subscribed for Shares must be held indefinitely. The Subscriber further acknowledges that this Agreement is not intended as a plan or scheme to evade the registration requirements of the 1933 Act;

     (b) The Subscriber is a resident of the country set forth on the signature page hereto;

     (c) the Subscriber is not a "US PERSON" as that term is defined in Rule 902 of Regulation S, as more fully set forth in EXHIBIT A hereto;
                                                          ----------

     (d) the Subscriber is not, and on the Closing Date will not be, an affiliate of the Company;

     (e) the Subscriber agrees that all offers and sales of the Subscribed for Shares shall be made in compliance with all applicable laws of any applicable jurisdiction and, particularly, in accordance with Rules 903 and 904, as applicable, of Regulation S or pursuant to registration of the Subscribed for Shares under the 1933 Act or pursuant to an exemption from registration. In any case, none of the Subscribed for Shares have been and will be offered or sold by the Subscriber to, or for the account or benefit of a U.S. Person or within the United States until after the end of a one year period commencing on the date on which this Agreement is accepted by the Company (the "DISTRIBUTION COMPLIANCE PERIOD"), except pursuant to an effective registration statement as to the Subscribed for Shares or an applicable exemption from the registration requirements of the 1933 Act.

     (f) the Subscribed for Shares have not been offered to the Subscriber in the United States and the individuals making the decision to purchase the Subscribed for Shares and executing and delivering this Agreement on behalf of the Subscriber were not in the United States when the decision was made and this Agreement was executed and delivered;

     (g) the Subscriber will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Subscribed for Shares;

     (h) neither the Subscriber nor any of his affiliates will directly or indirectly maintain any short position, purchase or sell put or call options or otherwise engage in any hedging activities in any of the Subscribed for Shares or any other Subscribed for Shares of the Company until after the end of the Distribution Compliance Period, and acknowledges that such activities are prohibited by Regulation S.

     5.7     TRANSFER  OF  RESTRICTIONS.
             ---------------------------

     (a) The Subscriber acknowledges that the certificates representing Subscribed for Shares shall bear a legend substantially as follows:


     "THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, IN COMPLIANCE WITH REGULATION S AND/OR OTHER APPLICABLE EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, OR (B) IN CANADA OR TO RESIDENTS OF CANADA EXCEPT PURSUANT TO PROSPECTUS EXEMPTIONS UNDER THE APPLICABLE PROVINCIAL SECURITIES LAWS AND REGULATIONS OR PURSUANT TO AN EXEMPTION ORDER MADE BY THE APPROPRIATE PROVINCIAL SECURITIES REGULATOR, IN EACH CASE AS EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY."

     (b) The Subscriber understands and acknowledges that the Company has the right not to record a purported transfer of the Subscribed for Shares without the Company being satisfied that such transfer is exempt from or not subject to registration under the U.S. 1933 Act and any applicable state securities laws, as well as the Canadian Securities Laws.


     (c) The Subscriber understands and acknowledges that except as set forth in Section 7 hereof, the Company is not obligated to file and has no present intention of filing with the Commission or with any state or provincial securities administrator any registration statement or prospectus in respect of re-sales of the Subscribed for Shares in the country-regionplaceUnited States or elsewhere.

     (d) The Subscriber confirms that it has been advised to consult its own legal and financial advisors with respect to the suitability of the Subscribed for Shares as an investment for the Subscriber and the resale restrictions (including "hold periods") to which the Subscribed for Shares will be subject under applicable securities legislation and confirms that no representation has been made to the Subscriber by or on behalf of the Company with respect thereto.

     (e) The Subscriber will not resell any Subscribed for Shares except in accordance with the provisions of any applicable securities legislation and stock exchange rules.

     5.8     NO  OFFERING  MEMORANDUM.
             ------------------------

     The Subscriber acknowledges that the offering is being conducted without delivery of an offering memorandum and that it has not relied on any oral representation, warranty or information in connection with the offering of the Subscribed for Shares by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company.

     5.9     NO  APPROVAL  BY  REGULATORY  AUTHORITY.
             ---------------------------------------

     The Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of an investment in Offered Shares of which the Subscribed for Shares are a part.

     5.10     NO  REPRESENTATION  AS  TO  VALUE  OF  SUBSCRIBED  FOR  SHARES.
              --------------------------------------------------------------

     The Subscriber confirms that neither the Company nor any of its directors, employees, officers, consultants, agents or affiliates, has made any representations (written or oral) to the Subscriber regarding the future value of the Subscribed for Shares and acknowledges and confirms that no representation has been made to the Subscriber with respect to the listing of the Subscribed for Shares on any exchange or that application has been or will be made be made for such listing. In making its investment decision with respect to the Subscribed for Shares, the Subscriber has relied solely upon publicly available information relating to the Company and not upon any verbal or written representation made by or on behalf of the Company.

     5.11     NO  ADVERTISEMENT.
              -----------------

     The Subscriber is not and has not become aware of any advertisement in printed public media or on radio, television or other form of communication (including electronic display such as the Internet) with respect to the Offering.

     5.12     CONDITIONAL  CITYPLACESALE.
              --------------------------

     The Subscriber understands that the sale and delivery of the Subscribed for Shares is conditional upon such sale being exempt from the registration and prospectus requirements under applicable securities legislation or upon the issuance of such orders, consents or approvals as may be required to permit such sale and delivery without complying with such requirements.

     5.13     NO  JOINT  ACTION.
              -----------------

     Except as disclosed in writing to the Company, the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring the Subscribed for Shares.

     5.14     TAX CONSEQUENCES.
              ----------------

     The investment in the Shares may have tax consequences under applicable taxation laws, that it is the sole responsibility of the Subscriber to determine and assess such tax consequences as may apply to its particular circumstances, and the Subscriber has not received and is not relying on the Company for any tax advice whatsoever.


6.     RELIANCE  AND  INDEMNIFICATION.
       ------------------------------

     6.1     RELIANCE  AND  TIMELINESS.
             -------------------------

     The Subscriber understands and acknowledges that (i) the Shares are being offered and sold to the Subscriber without registration under the Securities Act or applicable Canadian Securities Laws in a private placement that is exempt from the registration provisions of the Securities Act and/or the registration and prospectus requirements of applicable Canadian Securities Laws and (ii) the availability of such exemption, depends in part on, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations and warranties and the Subscriber hereby consents to such reliance. The Subscriber agrees that the representations, warranties and covenants of the Subscriber contained herein (or in any Representation Letter executed and delivered by the Subscriber pursuant to the provisions hereof) shall be true and correct both as of the execution of this Subscription Agreement and as of the Closing Date, and shall survive the completion of the distribution of the Shares. The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber contained in this Agreement which takes place prior to Closing.

     6.2     INDEMNIFICATION.
             ----------------

     The Subscriber agrees to indemnify the Company, and each of its officers, directors, employees, consultants and agents from and against all losses, claims, costs, expenses, damages or liabilities that any of them they may suffer or incur as a result of or in connection with their reliance on such representations, warranties and covenants. The Subscriber acknowledges and agrees that the Company acts as trustee of the Subscriber's covenants hereunder for each of its officers, directors, employees, consultants and agents entitled to indemnity hereunder and shall be entitled to enforce such covenants on behalf of such persons.

7.     REGISTRATION  OF  OFFERED  SHARES.
       ----------------------------------

     7.1 FILING OF REGISTRATION STATEMENT. Within 270 days following the Closing Date (the "FILING PERIOD") the Company shall file, or cause to be filed on its behalf, a Registration Statement, with respect to all of the Offered Shares with the United States Securities and Exchange Commission (the
"COMMISSION"), and will use its best efforts to cause such Registration Statement to be declared effective by the Commission. The Company shall be obligated to maintain such Registration Statement effective for a period of two
(2)  years  from  the  effective  date  of  such  Registration  Statement.

     7.2 NOTICE TO THE HOLDERS. The Company shall notify the holders of the Offered Shares (the "HOLDERS"), in writing (the "FILING NOTICE") at least 30 days prior to the intended date of filing of the Registration Statement of its intention to file the Registration Statement. The Holders of the Offered Shares shall provide the Company with all information (as more specifically set forth in Section 7.4 hereof) regarding the Holder necessary for inclusion in the Registration Statement within 10 days following the Filing Notice.

     7.3 EXPENSES. All expenses incurred in connection with a registration pursuant to this Section 7, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one (1) counsel for the selling Holder or Holders up to an aggregate of $10,000, but excluding underwriters' discounts and commissions, shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 7 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering. The Company is not responsible or obligated to pay any legal fees incurred by the Holders in connection with the Registration Statement.

     7.4     INFORMATION ABOUT THE HOLDERS. It shall be a condition precedent to
             -----------------------------
the obligations of the Company to take any action pursuant to Section 7 that the selling Holders shall furnish to the Company such information regarding themselves, the Offered Shares held by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Offered Shares.

     7.5     OBLIGATIONS  OF  THE  COMPANY.  Whenever  required  to  effect  the
             -----------------------------
registration of any Offered Shares under this Agreement, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the Commission a Registration Statement with respect to such Offered Shares and use its best efforts to cause such Registration Statement to become effective, and, keep such Registration Statement effective for up to 2 years from the date such Registration Statement is declared effective;

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement;

     (c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may be reasonably required in order to facilitate the disposition of the Offered Shares owned by them that are included in such registration;

     (d) use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (it being understood and agreed that, as a condition to the Company's obligations under this clause (e), each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement);

     (f) notify each Holder of Offered Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act on the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     7.6     INDEMNIFICATION.

     (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

     - any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

     - the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

     - any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such Registration Statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

     (b) BY SELLING HOLDERS. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any other Holder selling securities under such Registration Statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the 1933 Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred and as incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

     (c)     NOTICE.  Promptly  after receipt by an indemnified party under this
Section 7.6 of notice of the commencement of any Proceeding, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if joint representation of such indemnified party by the counsel retained by the indemnifying party is required to be refused by such counsel due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.6.

     7.7 DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus (i) was furnished to the indemnified party and (ii) was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the 1933 Act.


8.     MISCELLANEOUS.
       --------------

     8.1     AMENDMENT;  WAIVERS.
             -------------------

     No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Subscriber; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     8.2     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.
             ----------------------------------------------

     All representations, warranties and agreements contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement.

     8.3     SUCCESSORS  AND  ASSIGNS;  NO  THIRD  PARTY.
             -------------------------------------------

     All covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and, to the extent provided in this Agreement.

     8.4     NOTICES.
             -------

     Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Pacific Standard Time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the this Agreement later than 4:30 p.m. (Pacific Standard
Time) on any date and earlier than 11:59 p.m. (Pacific Standard Time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:     Aurora  Gold  Corporation
                            30  Ledger  Road
                            Balcatta,  Western  Australia
                            6021  Australia


     If to the Subscriber: At the address set forth below the Subscriber's name on the signature page hereto; or such other address as may be designated in writing hereafter, in the same manner, by such party.

     8.5     HEADINGS.
             --------

     The headings herein are inserted for convenience only and do not constitute a part of this Agreement. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     8.6     GOVERNING  LAW;  CONSENT  TO  JURISDICTION.
             ------------------------------------------

     The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN
CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     8.7     REMEDIES.
             --------

     In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber will be entitled to specific performance of the obligations of the Company hereunder. The
Company and the Subscriber agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     8.8     ENTIRE  AGREEMENT.
             -----------------

     This Agreement and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     8.9     SEVERABILITY.
             ------------

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.10     COUNTERPARTS.
              ------------

     This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

     8.11     FEES AND EXPENSES.
              -----------------

     Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses, including attorney fees, in connection with the transactions contemplated by this Agreement.

     8.12     REFERENCE DATE  AND EFFECTIVE DATE.
              -----------------------------------

     The "REFERENCE DATE" for this Agreement is January 23, 2006. The date of acceptance of this Agreement by the Company, as set forth on the signature page, shall be the "EFFECTIVE DATE" hereof.

                       SIGNATURES APPEAR ON THE NEXT PAGE

             [THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto caused this Agreement to be duly executed as of the dates set forth below.

                                                NUMBER
-----------------------------------------       OF  SHARES:
 (NAME OF SUBSCRIBER - PLEASE PRINT)                       ---------------------

By:                                             AGGREGATE CONSIDERATION: $
    -------------------------------------                                 ------
(Signature  of  Subscriber)
                                                PAID  BY  DELIVERY  OF $
Print Name:                                                             --------
            ------------------------------
                                                DATE THE SUBSCRIPTION
Title:                                                                ----------

------------------------------------------      SUBSCRIBER'S  TAX
(Please print name of individual whose          IDENTIFICATION NO.  N/A
signature appears above if different than                         --------------
the  name  of  the  subscriber  printed
above.)                                         DATE  AGREEMENT
                                                SIGNED BY THE
                                                SUBSCRIBER:
                                                            --------------------

-----------------------------------------
(Subscriber's Address including Country
of Residence)


-----------------------------------------
(Telephone  Number)  (Facsimile  Number)



ACCEPTANCE
The Company hereby accepts the above subscription for Subscribed for Shares of the Company effective the ______day of _____________, 2006.

AURORA  GOLD  CORPORATION

By:
    -------------------------
 Cameron  Richardson,  CFO

                                    EXHIBIT A
                                    ---------

                     REGULATION S - DEFINITION OF US PERSON
                     --------------------------------------

Rule  902(k)  of  Regulation  S  states:

(1)  "US person"  means:

     (i)  Any  natural  person  resident  in  the  United  States;  (1)

     (ii) Any partnership or Company organized or incorporated under the laws of the United States;

    (iii) Any  estate  of  which  any executor or administrator is a US person;

     (iv) Any  trust  of  which  any  trustee  is  a  US  person;

     (v)  Any agency or branch of a foreign entity located in the United States;

     (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US person;

    (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

   (viii) Any  partnership  or  Company  if:

          (A) Organized or incorporated under the laws of any foreign jurisdiction; and

          (B) Formed by a US person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(2)  The following  are  not  "US  persons":

     (i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-US person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

     (ii) Any estate of which any professional fiduciary acting as executor or administrator is a US person if:

          (A) An executor or administrator of the estate who is not a US person has sold or Subscribed for Shares investment discretion with respect to the assets of the estate; and

          (B)  The estate  is  governed  by  foreign  law;

    (iii) Any trust of which any professional fiduciary acting as trustee is a US person, if a trustee who is not a US person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a US person;

     (iv) An employee benefit plan established and administrated in accordance with the law of a country other than the United States and customary practices and documentation of such country;

     (v) Any agency or branch of a US person located outside the United States if:

          (A)  The agency  or  branch  operates  for  valid  business  reasons;
               and

          (B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

     (vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

(1) United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.